Exhibit 99.1
Investor Presentation July 2014
Safe Harbor Statement Statements contained in this presentation that state the company's or management's expectations or predictions of the future are forward- looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words "believe," "expect," "should," "estimates," "intend," and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero's annual reports on Form 10^K and quarterly reports on Form 10^Q, filed with the Securities and Exchange Commission, and available on Valero's website at www.valero.com. 2
Valero Overview World's largest independent refiner 16 refineries Approximately 2.9 million barrels per day (BPD) of throughput capacity, excluding suspended operations of the Aruba refinery In 2013 created publicly traded Valero Energy Partners LP (NYSE: VLP), a traditional, logistics MLP with 100% fee-based revenues Approximately 7,400 branded marketing sites Nearly 1,900 sites belong to CST Brands, our former retail business that we spun off in May of 2013 Brands include Valero, Ultramar, Texaco, Shamrock, Diamond Shamrock, and Beacon One of the largest renewable fuels companies 11 corn ethanol plants with total of 1.3 billion gallons/year (85,000 BPD) production capacity, all located in resource- advantaged U.S. corn belt Diamond Green Diesel JV plant has 9,300 BPD of renewable diesel production capacity Approximately 10,000 employees 3
Refinery Capacities (000 bpd) Capacities (000 bpd) Nelson Index Refinery Total Through-put Crude Oil Nelson Index Corpus Christi 325 205 19.9 Houston 165 90 15.1 Meraux 135 135 10.3 Port Arthur 350 330 12.6 St. Charles 280 190 17.5 Texas City 250 225 11.1 Three Rivers 100 95 12.4 Gulf Coast 1,605 1,270 14.1 Ardmore 90 86 12.1 McKee 170 168 9.5 Memphis 195 180 7.9 Mid-Con 455 434 9.3 Pembroke 270 220 9.7 Quebec City 235 230 7.7 North Atlantic 505 450 8.7 Benicia 170 145 16.1 Wilmington 135 85 15.8 West Coast 305 230 16.0 Total or Avg. 2,870 2,384 12.4 Valero's Geographically Diverse Operations 4 Suspended refinery operations in March 2012 235,000 bpd capacity, Nelson Index of 8
Key Market Trends 5 Growth in U.S. and Canadian shale development provides North American resources advantage Expect strong supply growth in crude oil, natural gas, and natural gas liquids (NGLs) Industry is making significant infrastructure investments to move crude oil to refining markets and to process additional volumes of light crude oil Lower-cost North American natural gas also provides competitive advantage and upgrading opportunities Global distillates demand growth supports higher margins U.S. refiners, mainly on Gulf Coast, are competitively advantaged to export products and take market share from less competitive refiners in the Atlantic Basin: Western Europe, Mediterranean, and Caribbean
Valero's Strategy to Enhance Returns and Increase Long-term Shareholder Value Increase Long-term Shareholder Value Increase Long-term Shareholder Value 6
U.S. and Canadian Production Growth Provides Resource Advantage to North American Refiners Resource Advantage to North American Refiners Resource Advantage to North American Refiners 7 Source: EIA, Consultants, company announcements and Valero estimates; 2014 U.S. Crude imports as of March 2014 Crude production growth reduces imports Largest growth coming from U.S. shale crude and heavy Canadian crude
Valero's Strategy to Supply Incremental Volumes of Cost-Advantaged Crude Oil Expect refineries to benefit as flows increase on cost-efficient pipelines St. Charles: added approximately 20 MBPD of rail unloading capacity in March 2014 to receive neat Canadian bitumen in 2Q14 using Valero-owned rail cars; also using 35 MBPD barge capacity from Hartford, IL terminal Port Arthur: expect rail unloading facility of 70 MBPD capacity ready in 4Q14 Corpus Christi: expect crude oil export dock online in 3Q14 with 25 MBPD capacity, increasing to 50 MBPD in 1Q15 McKee: expect to access 30 to 40 MPBD of Midland-priced crude in 3Q14 8 8 Gulf Coast Region Benicia: expect to deliver 30 to 50 MBPD of crude via rail unloading facility in 2015 West Coast Region Midcontinent Region
Expect Quebec City Refinery to Reach 100% North American Crude Diet by End of 2014 Replacing foreign crudes priced at a premium to Brent with discounted North American crudes via rail (60 MBPD capacity) and foreign-flagged ships from U.S. Gulf Coast Processed six new North American crudes in 2013, up from zero in 2012 Increased North American crude volumes and ran one new grade in 1Q14 as availability in U.S. Gulf Coast grew with new pipeline takeaway capacity from Cushing Expect Enbridge Line 9B pipeline reversal in 4Q14 to improve transportation efficiency and cost to deliver crude to Quebec City refinery 9 (CHART) April/May
Investments to Process More Light Crude Oil Strategy Increase processing of North American cost- advantaged light crude oil Estimate current capability to run light crude at approximately 56% 76% located in Gulf Coast and Mid-Continent Growth Investments McKee crude unit expansion of approximately 25 MBPD expected in 2015 Constructing two new crude oil topping units, expect to be online in 2016 90 MBPD at Houston for approx. $400 million 70 MBPD at Corpus Christi for approx. $350 million Designed to process Eagle Ford-type crude oil with up to 50 API gravity Estimate >25% IRR on Brent to LLS parity Sites selected due to configuration of oversized conversion capacity relative to crude capacity and bottoms-cracking capability 10 10 Valero's North American Light Crude Capacity
Lower-Cost Natural Gas Provides Structural Advantage to U.S. and Canadian Refiners 11 Note: Per barrel cost of 800,000 mmBtu/day of natural gas consumption at 93% utilization (2.7 MMBPD) of Valero's throughput capacity $1.8 billion higher pre- tax annual costs $3.5 billion higher pre-tax annual costs Expect significant production from shale basins to keep U.S. natural gas prices low and disconnected from global oil and LNG prices for foreseeable future Natural gas is a cost-advantaged feedstock, not just an operating expense advantage Conversion to hydrogen provides desulfurization and liquid volume expansion VLO refinery operations consume approximately 800,000 mmBtu/day of natural gas, split roughly in half between operating expense and cost of goods sold
(CHART) Global Distillates Demand Growth Yields Higher Margins 12 (CHART) Source: Argus; YTD as of June 27 Projected diesel growth rate is 1.5x gasoline Distillates (diesel, kero, jet fuel) margins are significantly higher than gasoline due to less spare distillates production capacity versus demand Distillates demand growth rate is much higher than gasoline Europe continues to be short diesel, but long marginal refining capacity that processes expensive crude oils and natural gas /bbl Source: Consultant (EIA and IEA) and Valero estimates. Consultant annual estimates generally updated 6 to 12 months after year end.
(CHART) U.S. Refining Capacity Is Globally Competitive and Continues to Take Market Share 13 U.S. flipped from importer to exporter on lower local product demand and higher refinery utilization, particularly in PADDS 2, 3, and 4, driven by structural cost advantages for crude oil and natural gas Gulf Coast refineries have taken market share in the Atlantic Basin via growing exports Source: EIA and IEA (U.S. data through March, Europe data through April) Refinery Utilization by PADD, Trailing 12-months These regions have less-competitive capacity "Mid- con" "Gulf Coast" "West Coast" "Rockies" "East Coast" (CHART) U.S. Net Product Imports Source: EIA (2014 data is through March) "Western Europe" Net imports Net exports
Strategy Emphasize distillates production and natural gas consumption Designed to benefit from our outlook of: Relatively high crude and low natural gas prices Strong global distillates demand growth and margins Growth Investments Increased Port Arthur hydrocracker permitted capacity to 60 MBPD, like new St. Charles unit Both new hydrocrackers performing well 10 MBPD Diamond Green Diesel JV plant started in 3Q13 Makes 9.3 MBPD high-quality renewable diesel from corn oil, waste cooking oil, and animal fat 50 MBPD in lower-cost hydrocracker expansion projects in progress Estimated cost per barrel significantly lower than grassroots Expanding Meraux hydrocracker capacity by 20 MBPD and increasing distillate yield expected in early 2015 Hydrocracking and Hydroprocessing Investments Increase Distillates Production 14 New St. Charles Hydrocracker Diamond Green Diesel Plant
Logistics Growth Investments Strategy Increase access to cost-advantaged crudes Increase capability to export products and crudes Growth Investments 5,320 rail cars purchased, delivery from 4Q12 to 2Q15 Approximately 55% general purpose, 45% coil-wrapped for heavy crudes Approximately 3,050 received through June 2014 Crude rail unloading terminals at Quebec (2013), St. Charles (1Q14), Port Arthur (est. 4Q14), and Benicia (est. 2015) Quebec logistics to deliver crude oil via Enbridge Line 9B reversal, including tanks and ship, est. 4Q14 Several investments to increase exports of products and exports of crude oil from Gulf Coast to Canada Expect Corpus Christi dock ready in 3Q14 and tanks in 1Q15 15 Expect most assets to qualify for our MLP
Valero Energy Partners LP (NYSE: VLP) Traditional, logistics MLP with 100% fee-based revenues Valero's primary vehicle to grow logistics assets Valero retained significant ownership and control of VLP 68.6% of LP ownership 100% GP ownership and all IDRs Expect at least 20% average annual distribution growth rate over next three years Completed first acquisition from VLO on July 1 $154 million for $15.4 million of estimated annual EBITDA Valero has substantial portfolio of logistics assets to grow VLP Pursuing additional growth investments 16 Valero Energy Partners Assets Asset Selection Criteria Highly integrated with key Valero refineries Long operating history Reliable, ratable, and stable operations High-quality and well-maintained High-quality and well-maintained High-quality and well-maintained High-quality and well-maintained High-quality and well-maintained High-quality and well-maintained
Improving Our Refining Operations Industry surveys reflect significant improvement over last six years Improved reliability also yielding benefits in staffing, operating cost, and energy efficiency Further improvements expected as reliability programs continue to mature Our goal is to become a 1st quartile refiner by maintaining a relentless focus on safety, environmental, and regulatory compliance Invested capital to revamp unreliable equipment and process designs Developed and implemented reliability programs system-wide Personnel committed to excellence 17 Source: Solomon Associates and Valero Energy, includes Pembroke and Meraux 2012 2010 2008
Ethanol Segment Generated Strong Returns 11 plants with total production capacity of 1.3 billion gallons/year Acquired plants for $794 million, or average of less than 35% of estimated replacement cost 2Q09: Acquired 7 plants 1Q10: Acquired 3 plants 1Q14: Acquired 1 plant Has generated significant earnings and cash flow $1.7 billion in cumulative EBITDA generated since acquisitions through 1Q14 No change to strategy since acquisition rationale: optimize profit and returns on investment Valero's low-cost acquisitions of high- quality plants imply a competitive advantage in any margin environment 18 Note: See Appendix for reconciliation of EBITDA to GAAP results (CHART)
(CHART) Returning More Cash to Stockholders and Maintaining Financial Strength Returning more cash to stockholders Returned $825 million in cash to shareholders in dividend and stock buybacks in 2014 Purchased 10.4 million shares in 2014 for $559 million Increased quarterly dividend from $0.05 per share in 2Q11 to $0.25 per share in 1Q14 Doubled the amount of cash returned to stockholders in 2013 versus 2012 Goal is to have one of the highest cash returns among peers via dividends and buybacks Spun off company-operated retail as CST Brands, equivalent to approximately $3.60 per share of VLO, or $1.9 billion in total Maintaining investment grade credit rating is a priority Paid off $200 million of debt in April 2014 and $480 million in 2013 19 Cash Returned to VLO Stockholders
Growth Investments Compose Approximately Half of Our Capital Spending Half of Our Capital Spending Half of Our Capital Spending Half of Our Capital Spending Half of Our Capital Spending 20 "Stay in business" spending 2015 spending not yet disclosed
Key Market Trends and Valero's Strategy Expect continued growth in North American oil, gas, and NGLs production provides resources advantage Global distillates demand growth yielding higher margins U.S. competitively exporting into growing and undersupplied markets Invest in growth projects that exploit North American resource advantages Logistics, hydrocracking for distillates, processing more domestic light crude oil, plus natural gas and NGLs upgrading projects Continue to unlock potential value of existing assets Pursue logistics investments and asset drop down transactions into VLP Pursue excellence in operations and projects execution - 1st quartile in refining Return cash to stockholders Seek to grow regular dividend at sustainable rate Return excess cash and concentrate value per share via stock buybacks 21 Key Market Trends Valero's Strategy
Appendix 22
Private Letter Ruling on Processed Condensate Product Exports In response to two specific applications, the U.S. Department of Commerce - Bureau of Industry and Security (BIS) issued private rulings to allow exports of processed condensate products, but has not issued blanket authorizations "There has been no change in policy on crude oil exports," said Jim Hock, Commerce Department spokesman White House spokesman Josh Earnest said "The fact is there has been no change to our policy on crude oil exports. As the Commerce Department has said, oil that goes through a process to become a petroleum product is no longer considered crude oil." Valero is not directly impacted as we do not produce or intentionally purchase or process material quantities of condensates Condensates are uneconomic feedstocks for our refineries; removing them from crude may improve refinery throughput and yields High naphtha and light ends in condensates can cause refinery capacity constraints to be reached at lower total crude throughput rates than lower API crudes We believe that the strategic fit for our crude topper projects remains intact, as the economics were based on displacing intermediate feedstocks that trade at a premium to crude oil 23 What occurred Impact to Valero
(CHART) Continued Global Demand Growth Important to Refining Margins 24 World Petroleum Demand Growth MMBPD Emerging markets lead in terms of global petroleum demand growth Particularly strong growth in Latin America, Middle East, Africa, Asia Refining is a global business - world growth impacts refiners in every market because products are generally storable, transportable, and fungible commodities Source: Consultant (EIA and IEA) and Valero estimates. Consultant annual estimates generally updated 6 to 12 months after year end.
(CHART) World Refinery Capacity Growth Estimated Net Global Refinery Crude Distillation Additions 25 MMBPD Source: Consultant and Valero estimates; Net Global Refinery Additions = New Capacity + Restarts - Announced Closures Expect significant new global refining additions in the next several years Mainly new plants in Asia and the Middle East, where demand growth is strong New capacity announcements from Brazil, Mexico, and Colombia will likely be much smaller and much later than originally announced Other projects unlikely because of costs and other factors: Ecuador, Peru, Algeria, Egypt Due to yields, cost structure, and declining or flat demand growth, expect continued refinery shutdowns - primarily in Europe, Australia, and Japan Potential demand growth in range of 1.2 to 1.5 MMBPD
VLP's First Acquisition from VLO 26 VLP footprint and geographic diversity expanded with assets in the Mid-Continent, U.S. Gulf Coast and South Texas McKee Crude System (Sunray, TX): over 200 miles of crude oil pipeline with 72,000 bpd capacity, 20 crude oil truck unloading sites, and approximately 240,000 barrels of storage capacity Three Rivers Crude System (Three Rivers, TX): 1-mile, 12-inch crude oil pipeline with 110,000 bpd capacity and connections to third-party pipelines Wynnewood Products System (Ardmore, OK): 30-mile, 12-inch refined petroleum products pipeline with 90,000 bpd of capacity and two tanks with a total of 180,000 barrels of storage capacity $154 million purchase price funded with cash on hand Estimated $15.4 million annual EBITDA and annual maintenance capital expenditures of between $0.6 million and $1.0 million VLP First Acquisition - July 1, 2014 "This acquisition is our first step in executing our growth strategy and is consistent with our previously communicated growth plans"
Improving Our Safety and Environmental Performance Safety is our highest priority: our goal is zero injuries Frequency of Tier 1 process safety events has steadily decreased Environmental event frequency has declined by over 65% since 2007 27 *Source: U.S. Bureau of Labor Statistics. 2013 emissions are estimated. (CHART) (CHART) (CHART)

Increasing Our Products Exports Capability

- **Exports enable Valero to maintain utilization rates or capture incremental margin**
- **Valero exports products based on economic optimization of:**
  - Prices in export versus domestic markets
  - Product quality and costs to meet export-market specifications
  - Transportation costs
- **Valero is investing to increase USGC products exports capability**
  - Gasoline from ~225 to ~250 MBPD
  - Diesel from ~325 to ~425 MBPD
- **Quebec and Pembroke refineries also export products**



Valero's U.S. Products Exports
MBPD
600
500
400
300
200
100
0
Diesel
Gasoline
2011 Actual
2012 Actual
2013 Actual
Recent Capacity

28
Upgrading Natural Gas to Methanol Strategy Gas-to-liquids upgrading - very attractive syngas pricing U.S. is a growing methanol market and represents about 10% of the global market On average, the U.S. imported about 89% of its supply (~ 5 million tonnes/year or 110,000 BPD) Southern Louisiana is the second largest methanol import hub for the U.S. Primary uses for methanol are for production of formaldehyde, acetic acid, and other chemicals Global demand is growing, particularly in Asia Potential Growth Investment 29 Evaluating the construction of a world-scale methanol plant at our St. Charles refinery Capacity of 1.6 to 1.7 million tonnes/year (36,000 to 38,000 BPD) Captures price spread between low-cost natural gas and methanol Methanol is a very cost-efficient way to convert natural gas to liquids and move to higher-value export markets If approved, project could startup in 2018; expect decision by end of 2014 Potential competitive advantages lie in lower capital cost and plant operation (CHART) Source: Argus/JJA Source: Methanol data from Jim Jordan and Associates, an Argus Media Company
(CHART) NGLs Upgrading Presents an Opportunity to Create Value Strategy Consistent strategy - feedstock advantage and bolt-on/synergistic project Expect continued growth in supply of NGLs and condensates Expect length in the domestic NGLs and condensates supply will create structurally lower prices versus global markets Potential Growth Investment Evaluating the construction of a new 12.5 MBPD alkylation unit at our Houston refinery If approved, project could start up in 2018 Conversion of NGLs (butylenes and pentenes) into alkylate, a higher-value gasoline blendstock Captures large price spread between isobutane and alkylate Evaluating additional BTX recovery throughout our refining system 30 Source: Consultant and Valero estimates for field NGL production; NGL supply includes ethane, propane, butane, and natural gasoline. (CHART) Source: Argus; 2014 prices through June 27 Grows 1.5 MMBPD from 2013 to 2020
Unlocked Value via Retail Spinoff CST Brands, Inc. trading on the NYSE under the ticker symbol "CST" CST has traded at approximately double the earnings valuation of VLO Unlocked stockholder value equivalent to approximately $3.60 per share of VLO, or $1.9 billion in total Valero received nearly $1 billion in net cash from the entire disposition Net of tax liability and working capital benefit to CST Valero liquidated in November 2013 its 20% retained interest in CST common stock, or 15 million shares CST Brands is now Valero's largest wholesale customer 31
(CHART) Our Crude and Feedstock Supply 32 Valero's crude and intermediate feedstock runs were approximately 2.3 million bpd in 2013, and 120 unique crudes were processed Crude and intermediate feedstock inventories typically range from 50 to 60 million barrels throughout the year All crude is hedged against LIFO inventory levels to protect against volatile swings in crude price between date of purchase and date of delivery/consumption at the refineries A majority of Valero's crude oil purchases are under term contracts, and nearly all purchases have market-based pricing Crude and feedstocks are received by tanker ship, barge, pipeline, rail, and truck MBPD
Valero's Processing of Cost-Advantaged U.S. and Canadian Crude Continues to Grow 33 (CHART) Note: Non-U.S. and Canadian crude runs exclude Valero's Pembroke Refinery. Cost-advantaged crudes exclude imports and historically discounted medium sour crudes, such as Mars/ASCI domestic; heavy sour crudes, such as Maya; and high-acid crudes, such as Pazflor.
(CHART) Crude Oil Differentials Versus Brent 34 Source: Argus; 2014 year-to-date through June 27. LLS prices are roll adjusted.
Valero's Regional Refinery Indicator Margins 35 Source: Argus; 2014 year-to-date through June 27; see Appendix for details on refinery configuration assumptions
Definitions of Valero's Regional Indicator Margins Gulf Coast Indicator: (GC Colonial 85 CBOB A grade- LLS) x 60% + (GC ULSD 10ppm Colonial Pipeline prompt - LLS) x 40% + (LLS - Maya Formula Pricing) x 40% + (LLS - Mars Month 1) x 40% Mid-con Indicator: [(Group 3 CBOB prompt - WTI Month 1) x 60% + (Group 3 ULSD 10ppm prompt - WTI Month 1) x 40%] x 60% + [(GC Colonial 85 CBOB A grade prompt - LLS) x 60% + (GC ULSD 10ppm Colonial Pipeline - LLS) x 40%] x 40% West Coast Indicator: (San Fran CARBOB Gasoline Month 1 - ANS USWC Month 1) x 60% + (San Fran EPA 10 ppm Diesel pipeline - ANS USWC Month 1) x 40% + 10% (ANS - West Coast High Sulfur Vacuum Gasoil cargo prompt) North Atlantic Indicator: (NYH Conv 87 Gasoline Prompt - ICE Brent) x 50% + (NYH ULSD 15 ppm cargo prompt - ICE Brent) x 50% LLS prices are Month 1, adjusted for complex roll Prior to 2010, GC Colonial 85 CBOB is substituted for GC 87 Conventional 36
Logistics Constraints Create Regional Crude Discounts in U.S. and Canada 37 (CHART) Source: Platts and Argus prices as of June 27, 2014 D B H I C F G E J Crude Pricing by Location A
Valero's View on U.S. Gulf Coast Medium and Heavy Oil Prices Versus Brent 38 38
Increasing U.S. Oil and Natural Gas Production Provides Cost Advantage for Refiners Provides Cost Advantage for Refiners Provides Cost Advantage for Refiners 39 Source: DOE (for 2014, data through March) (CHART) Source: DOE (for 2014, data through March)
U.S. Gulf Coast is Benefitting from Cost-Efficient Crude Oil Pipeline Additions Rapid increase in pipeline capacities to move inland North American crude oils to the Gulf Coast Light crudes have been pricing below LLS in western parts of Gulf Coast (Houston and Corpus) Recent completion of pipelines and increased flows are building crude oil inventories in the Gulf Coast and increasing supply above demand - which should aid discounts to Brent Expect Valero to benefit with over 50% of its refining capacity on the Gulf Coast (CHART) Source: Consultants, company announcements and Valero estimates Note: Import volumes include light and medium crudes between 28 and 50 API with less than 0.7% sulfur; 2014 data is year-to-date through April U.S. GC Light/Medium Sweet Imports 40

Canadian Heavy Crudes Have Several Options to the Gulf Coast

- **Pipeline – industry has several options in various stages to move crude oil from Canada to the U.S. Gulf Coast**
  - **Seaway**
    - Currently shipping light and heavy sour from Cushing to Gulf Coast
    - Twin Line expected to complete in 2Q14, increasing capacity to 850 MBPD
  - **Enbridge Mainline to Flanagan South via Cushing to Seaway**
    - Flanagan South completion expected 3Q14, adds 585 MBPD
    - Enbridge expects 390 MBPD expansion to 760 MBPD on Mainline (cross border) via Line 3 replacement in 2017
  - **Keystone and Keystone XL**
    - TransCanada expects MarketLink to average 520 MBPD in 2014
    - XL bullet line from Canada to Cushing timing indefinite due to permit delay
  - **ETP Trunkline project**
    - Options being evaluated by ETP
- **Rail – in progress by industry and VLO**
  - Canadian bitumen and diluted bitumen blends
- **Barge – occurring now by industry and VLO**
  - Via pipeline and rail movements to hubs on Mississippi River, then by barge



Enbridge System
TransCanada Keystone XL
Flanagan South
ETP Trunkline
Seaway
Valero Gulf Coast medium/heavy refineries

Source: Company Reports

41

Growth of Crude Oil Pipelines to U.S. Gulf Coast 42 Year-End Throughput Capacities, '000 bpd 2011 2012 2013 2014E 2015E Announced Start-up Cushing Seaway and Loop 150 400 850 850 2Q12, 1Q13, 2Q14 Keystone MarketLink - - - 700 830 1Q14, 2015 Total - 150 400 1,550 1,680 Permian Longhorn 225 275 275 225-4Q13; 275-mid-2014 BridgeTex 300 300 2Q14 line fill; online 3Q14 Plains Cactus 200 2015 SXL Permian Express, Phase 2 90 240 440 150-2Q14; 200-P2 2Q15 SXL West Texas Gulf - - 80 80 80 2Q13 Total - - 395 895 1,295 Eagleford Harvest 150 150 150 150 Enterprise 350 350 350 350 KinderMorgan 300 300 300 300 Plains 185 185 185 185 NuStar 130 200 200 200 200 Total 130 1,185 1,185 1,185 1,185 Patoka ETP/Trunkline - - - - - 320 MBPD, Total - - - - - online end-2016 Other Blueknight Silverado 70 70 2Q14 SXL Eaglebine Express - - - 60 60 3Q14 Total - - - 130 130 Source: Consultants, company announcements and Valero estimates
Atlantic Basin Closures Reduce Excess Capacity Capacity closures have been concentrated in the Atlantic Basin: U.S. East Coast, Caribbean, Western Europe; expect more will occur Combined with poor reliability and low utilization in Latin American refineries and demand growth in Latin America, creates opportunity for competitive refineries to export quality products 43 (CHART) (CHART) Sources: Industry and Consultant reports and Valero estimates
*Partial closure of refinery captured in capacity. Note: This data represents refineries currently closed, ownership may choose to restart or sell listed refinery. Sources: Industry and Consultant reports and Valero estimates Global Refining Capacity Rationalization 44 44
Global Refining Capacity For Sale or Under Strategic Review Sources: Industry and Consultant reports and Valero estimates 45 45
Low-Cost U.S. Natural Gas Provides Competitive Advantage Competitive Advantage Competitive Advantage U.S. natural gas has traded at a significant discount to Brent crude oil price (on energy equivalent basis) Prices are expected to remain low and disconnected from global oil and gas markets for foreseeable future VLO refinery operations are sensitive to approximately 800,000 mmBtu/day of natural gas, split roughly in half between operating expense and gross margin 46 Source: Argus & Bloomberg; 2014 YTD Japan LNG through March 31, U.S. & Europe through June 27. Natural gas price converted to barrels using factor of 6.05x.
Crude Fundamentals 47 (CHART) (CHART) (CHART) Source: DOE weekly data through June 20, 2014
(CHART) (CHART) (CHART) Gasoline Fundamentals Gasoline Fundamentals USGC Brent Gasoline Crack (per bbl) U.S. Gasoline Demand (mmbpd) Source: Argus; 2014 data through June 27 Source: DOE weekly data; 2014 data through week ending June 20 Source: DOE weekly data; 2014 data through week ending June 20 U.S. Net Imports of Gasoline and Blendstocks (mbpd) Source: DOE monthly data; 2014 data through April U.S. Gasoline Days of Supply 48
(CHART) (CHART) (CHART) Distillate Fundamentals 49 USGC Brent ULSD Crack (per bbl) U.S. Distillate Demand (mmbpd) Source: Argus; 2014 data through June 27 Source: DOE weekly data; 2014 data through week ending June 20 Source: DOE weekly data; 2014 data through week ending June 20 Source: DOE monthly data; 2014 data through April U.S. Distillate Days of Supply U.S. Distillate Net Imports (mbpd)
(CHART) U.S. Transport Indicators 50 (CHART) Source: U.S. DOE PSM / U.S. DOT FHA Most recent data includes Apr 2014 (CHART)
U.S. Transport Indicators: Trucking 51 (CHART) (CHART) (CHART) (CHART)
(CHART) (CHART) (CHART) Mexico Statistics 52 Diesel Gross Imports (MBPD) Source: PEMEX, latest data April 2014 Gasoline Gross Imports (MBPD) (CHART) Crude Unit Throughput (MBPD) Crude Unit Utilization
Venezuelan Exports to the U.S. 53 Source: EIA, April 2014 (CHART)
(CHART) U.S. Gasoline Exports by Destination Note: Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE, and other oxygenates) Source: DOE Petroleum Supply Monthly data as of April 2014. 4 Week Average estimate from Weekly Petroleum Statistics Report and VLO estimates. 54 Strong demand from Latin America, including Mexico, have kept gasoline exports elevated
U.S. Gasoline Imports by Source Gasoline imports have declined steadily since 2007 Shutdown of the Atlantic Basin refineries will keep pressure on this trend 55 (CHART) Note: Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE, and other oxygenates) Source: DOE Petroleum Supply Monthly data as of April 2014. 4 Week Average estimate from Weekly Petroleum Statistics Report and VLO estimates.
U.S. Diesel Exports by Destination Source: DOE Petroleum Supply Monthly with data as of April 2014. 4 Week Average estimate from Weekly Petroleum Statistics Report 56 (CHART) 12 Month Moving Average, MBPD Diesel exports to Latin America have exceeded exports to Europe in recent years
(CHART) 57 U.S. Demand for Refined Products and Net Trade MMBPD U.S. Petroleum Demand Excluding Ethanol and Non-Refinery NGL's (Refined Product Demand) Net Imports Net Exports Implied Total Production of U.S. Refined Products Note: Implied production = Petroleum demand excluding ethanol and non-refinery NGLs minus product net imports. Source: EIA, Consultant and Valero estimates; data through Apr 2014 Implied Production of U.S. Refined Products for Domestic Use The transition of the U.S. refining system to being a net exporter to the world market has mitigated the impact of declining domestic demand Large quantities of U.S. diesel and gasoline exports to Latin America and diesel exports to Europe International demand has been "pulling" products Valero's share of U.S. exports has averaged 20% to 25% over the past few years U.S. Shifted to Net Exporter
(CHART) U.S. Shifted to Net Exporter Net Imports Net Exports MBPD As a result of the continued shift towards exports, U.S. net exports of petroleum products have increased from 335 MBPD in 2010 to 2,221 MBPD in 2014 Diesel net exports remain strong, with U.S. refiners sending a net of 742 MBPD to other countries in 2014 (Jan-Apr) Gasoline net imports have fallen from almost 1 MMBPD in 2006, to -147 MBPD in 2014 (Jan - Apr) Gasoline and blendstocks have shifted to a net export 58 Note: Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE, and other oxygenates) Source: DOE Petroleum Supply Monthly data as of April 2014
(CHART) U.S. Competitively Exporting into Growing Markets Source: DOE Petroleum Supply Monthly data as of April 2014; Latin America includes South and Central America plus Mexico. (CHART) U. S. Product Exports By Destination U. S. Product Exports By Source MMBPD 12 Month Moving Average 59 U.S. has become a net exporter of refined products due to growth in developing countries, Atlantic Basin capacity closures, Western European diesel demand, and Latin American refining operating issues U.S. Gulf Coast (PADD III) is the largest source of exported products Latin America continues to be the largest U.S. export market, followed by Western Europe
Reconciliation of Operating Income to EBITDA Reconciliation of Operating Income to EBITDA Reconciliation of Operating Income to EBITDA 60
Investor Relations Contacts For more information, please contact: John Locke Executive Director, Investor Relations 210-345-3077 john.locke@valero.com Karen Ngo Manager, Investor Relations 210-345-4574 karen.ngo@valero.com 61